Exhibit 99.1

Masimo to be Acquired by Danaher for $180.00 Per Share

IRVINE, Calif.—February 17, 2026—Masimo Corporation (Nasdaq: MASI) (“Masimo”), a leading global medical innovator, today announced that it has entered into a definitive agreement pursuant to which Danaher Corporation (NYSE: DHR) (“Danaher”) will acquire Masimo for $180.00 per share in cash, representing a total consideration of $9.9 billion (the “Transaction”).

The Transaction has been unanimously approved by both Masimo’s Board of Directors and Danaher’s Board of Directors. Masimo will become a standalone business unit and brand within Danaher’s Diagnostics segment and will operate autonomously while strengthening Danaher’s offering in acute care settings.

Katie Szyman, Chief Executive Officer of Masimo, stated: “We look forward to joining Danaher and continuing our growth and momentum as the global leader in patient monitoring. Danaher shares our commitment to investing in talent and innovation and will be an ideal fit to help power the next chapter of Masimo. Importantly, becoming part of Danaher’s Diagnostics segment will strengthen our ability to scale our monitoring technologies globally and accelerate our mission of delivering Masimo innovations that empower clinicians to transform patient care.”

Michelle Brennan, Chairman of Masimo’s Board of Directors, stated: “This transaction represents a unique opportunity to deliver certain and premium value for Masimo’s shareholders, enhance outcomes for customers and patients, and provide compelling career growth paths for our employees across the world. The Board evaluated a broad range of opportunities over the past several months – which included pursuing our standalone strategy – and engaged with multiple other potential partners. Ultimately, it became evident that this transaction with Danaher was the most value-enhancing path for Masimo and all its stakeholders.”

The Transaction is subject to the satisfaction or waiver of certain closing conditions, including the receipt of required regulatory approvals. It is expected to close in the second half of 2026.

Masimo will report its fourth quarter and full-year 2025 results on February 26. Due to the Transaction, Masimo will not be hosting an earnings conference call.

Centerview Partners LLC acted as financial advisor to Masimo, and Morgan Stanley & Co. LLC also provided financial advice to Masimo. Sullivan & Cromwell LLP and White & Case LLP served as legal advisors to Masimo in connection with the Transaction. Longacre Square Partners acted as strategy and communications advisor to Masimo.

About Masimo

Masimo (NASDAQ: MASI) is a global medical technology company that develops and produces a wide array of industry-leading monitoring technologies, including innovative measurements, sensors, patient monitors, and automation and connectivity solutions. Our mission is to improve life, improve patient outcomes, reduce the cost of care, and take noninvasive monitoring to new sites and applications. Masimo SET® Measure-through Motion and Low Perfusion™ pulse oximetry, introduced in 1995, has been shown to outperform other pulse oximetry technologies in over 100 independent and objective studies, which can be found at www.masimo.com/evidence/featured-studies/feature. Masimo SET® is estimated to be used on more than 200 million patients around the world each year and is the primary pulse oximetry at all 10 top U.S. hospitals as ranked in the 2025 Newsweek World’s Best Hospitals listing. Additional information about Masimo and its products may be found at www.masimo.com.

Important Information and Where to Find It

In connection with the Transaction, Masimo and Danaher intend to file relevant materials with the SEC, including Masimo’s proxy statement in preliminary and definitive form. Masimo will mail the definitive proxy statement and a proxy card to its stockholders in advance of the stockholders meeting in connection with the Transaction. This communication is not a substitute for the proxy statement or any other document that may be filed by Masimo with the SEC. INVESTORS AND STOCKHOLDERS OF MASIMO ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED BY EACH OF DANAHER AND MASIMO WITH THE SEC IN CONNECTION WITH THE TRANSACTION OR INCORPORATED BY REFERENCE THEREIN, INCLUDING MASIMO’S PROXY STATEMENT (WHEN THEY ARE AVAILABLE), BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT MASIMO, DANAHER, AND THE TRANSACTION AND RELATED MATTERS. Investors and stockholders are or will be able to obtain these documents (when they are available) free of charge from the SEC’s website at www.sec.gov. Danaher and Masimo make available free of charge at the Danaher website at https://investors.danaher.com/sec-filings and Masimo’s website at https://investor.masimo.com/resources/information-request-form/default.aspx, respectively, copies of documents they file with, or furnish to, the SEC. The contents of the websites referenced above will not be deemed to be incorporated by reference into the proxy statement.

Participants in the Solicitation

This communication does not constitute a solicitation of a proxy. Masimo, Danaher and their respective directors, executive officers and other members of management and employees, under SEC rules, may be deemed to be “participants” in the solicitation of proxies from stockholders of Masimo in favor of the Transaction. Information about Masimo’s directors and executive officers is set forth in Masimo’s Proxy Statement on Schedule 14A for its 2025 Annual Meeting of Stockholders, which was filed with the SEC on March 26, 2025, including under the headings entitled “Our Board of Directors”, “Our Executive Officers”, “Executive Compensation”, “Ownership of our Stock”, “Proposal 1: To Elect Three Class II and Two Class III Directors as Named in our Proxy Statement”, “Proposal 3: To Provide an Advisory Vote to Approve the Compensation of our Named Executive Officers”, and “Transactions with Related Persons, Promoters and Certain Control Persons”, and which is available at: https://www.sec.gov/ix?doc=/Archives/edgar/data/0000937556/000110465925027887/tm259245-2_def14a.htm, and Masimo’s Current Report on Form 8-K filed with the SEC on June 12, 2025, including under the heading “Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.” and which is available at: https://www.sec.gov/ix?doc=/Archives/edgar/data/0000937556/000093755625000091/masi-20250606.htm, and Masimo’s Current Report on Form 8-K filed with the SEC on August 19, 2025, including under the heading “Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.” and which is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/0000937556/000093755625000127/masi-20250818.htm. Information about Danaher’s directors and executive officers is set forth in Danaher’s Annual Report on Form 10-K for the year ended December 31, 2024, which was filed with the SEC on February 20, 2025 under the heading entitled “Information About Our Executive Officers”, and which is available at: https://www.sec.gov/ix?doc=/Archives/edgar/data/0000313616/000031361625000043/dhr-20241231.htm, and Danaher’s Proxy Statement on Schedule 14A for its 2025 Annual Meeting of Stockholders, which was filed with the SEC on March 26, 2025, including under the headings entitled “Board of Directors and Committees of the Board,” “2024 Annual Executive Compensation,” “Beneficial Ownership of Danaher Common Stock by Directors, Officers and Principal Shareholders,” “Proposal 1 - Election of Directors,” “Proposal 3 - Advisory Vote on Named Executive Officer Compensation,” and “Certain Relationships and Related Transactions,” and which is available at: https://www.sec.gov/ix?doc=/Archives/edgar/data/0000313616/000031361625000081/dhr-20250326.htm, and Danaher’s Current Report on Form 8-K filed with the SEC on July 24, 2025, including under the heading “Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.” and which is available at: https://www.sec.gov/ix?doc=/Archives/edgar/data/0000313616/000031361625000155/dhr-20250721.htm, and Danaher’s Current Report on Form 8-K filed with the SEC on July 31, 2025, including under the heading “Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.” and which is available at: https://www.sec.gov/ix?doc=/Archives/edgar/data/0000313616/000031361625000172/dhr-20250728.htm, and Danaher’s Current Report on Form 8-K filed with the SEC on November 6, 2025, including under the heading “Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.” and which is available at: https://www.sec.gov/ix?doc=/Archives/edgar/data/0000313616/000031361625000198/dhr-20251106.htm, and Danaher’s Current Report on Form 8-K filed with the SEC on February 5, 2026, including under the heading “Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.” and which is available at: https://www.sec.gov/ix?doc=/Archives/edgar/data/0000313616/000031361626000058/dhr-20260205.htm. To the extent holdings of Masimo’s securities by its directors or executive officers have changed since the amounts set forth in such 2025 proxy statement, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC, which are available at https://www.sec.gov/edgar/browse/?CIK=937556&owner=exclude. Additional information concerning the interests of Masimo’s participants in the solicitation, which may, in some cases, be different than those of Masimo’s stockholders generally, will be set forth in Masimo’s proxy statement relating to the Transaction when it becomes available.

Cautionary Statement Regarding Forward-Looking Statements

All statements other than statements of historical facts included in this communication that address activities, events or developments that we expect, believe or anticipate will or may occur in the future are forward-looking statements, including, in particular, statements about the expected timing, completion and effects or benefits of the Transaction. These forward-looking statements are based on management’s current expectations and beliefs and are subject to uncertainties and factors, all of which are difficult to predict and many of which are beyond our control and could cause actual results to differ materially and adversely from those described in the forward-looking statements. These risks include, but are not limited to: (i) uncertainties as to the timing of the Transaction; (ii) the risk that the Transaction may not be completed on the anticipated terms in a timely manner or at all; (iii) the failure to satisfy any of the conditions to the consummation of the Transaction, including receiving, on a timely basis or otherwise, the required approval of the Transaction by Masimo’s stockholders; (iv) the possibility that competing offers or acquisition proposals for Masimo will be made; (v) the possibility that any or all of the various conditions to the consummation of the Transaction may not be satisfied or waived, including the failure to receive any required regulatory approvals from any applicable governmental entities (or any conditions, limitations or restrictions placed on such approvals); (vi) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement, including in circumstances which would require Masimo to pay a termination fee; (vii) the effect of the announcement or pendency of the transactions contemplated by the merger agreement on Masimo’s or Danaher’s ability to retain and hire key personnel, their ability to maintain relationships with their customers, suppliers and others with whom they do business, or their operating results and businesses generally; (viii) risks related to diverting management’s attention from Masimo’s or Danaher’s ongoing business operations; (ix) the risk that stockholder litigation in connection with the transactions contemplated by the merger agreement may result in significant costs of defense, indemnification and liability; (x) certain restrictions during the pendency of the Transaction that may impact Masimo’s or Danaher’s ability to pursue certain business opportunities or strategic transactions; (xi) the risk that any announcements relating to the Transaction could have adverse effects on the market price of Masimo’s or Danaher’s common stock, including if the proposed transaction is not consummated; (xii) risks that the benefits of the Transaction are not realized when and as expected; (xiii) legislative, regulatory and economic developments; and (xiv) other factors discussed in the “Risk Factors” sections of Masimo’s and Danaher’s most recent periodic and current reports filed with the SEC, all of which you may obtain for free on the SEC’s website at www.sec.gov. Although we believe that the expectations reflected in our forward-looking statements are reasonable, we do not know whether our expectations will prove correct. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof, even if subsequently made available by us on our website or otherwise. We do not undertake any obligation to update, amend or clarify these forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

No Offer or Solicitation

This communication is for informational purposes only and is not intended to and does not constitute, or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.

Masimo Contacts:

Media

Longacre Square Partners

masimo@longacresquare.com

Investors

Eli Kammerman

Phone: (949) 297-7077

Email: ekammerman@masimo.com

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